PROMISSORY NOTE

$3,800,000.00                                                  Houston, Texas
                                                           As of July 31, 1995

      FOR VALUE RECEIVED, PFL-290 LIMITED PARTNERSHIP, a Texas limited partnership, as maker, having its principal place of business at 6800 Texas Commerce Tower, Houston, Texas 77002 ("Borrower"), hereby unconditionally promises to pay to the order of RFG FINANCIAL, INC., a New York corporation, as payee, having its principal place of business at 767 Fifth Avenue, New York, New York 10153 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of THREE MILLION EIGHT HUNDRED THOUSAND AND 00/100 Dollars ($3,800,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate (defined below), and to be paid in installments as follows:

                               1. PAYMENT TERMS

            (a)   A payment of interest only on August 1, 1995;

            (b)   A  constant   payment  of  $32,542.51  on  the  first  day  of
                  September, 1995 and on the first day of each calendar month thereafter up to and including the first day of July, 2005;

each of the payments to be applied as follows:

            (i) First, to the payment of interest computed at the Applicable Interest Rate.

            (ii) The balance applied toward the reduction of the principal sum;

and the balance of the principal sum and all accrued but unpaid interest thereon shall be due and payable on the first day of August, 2005 (the "Maturity Date"). Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year based on twelve (12) thirty (30) day months except that interest due and payable for a period of less than a full calendar month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360-day year unless the Highest Lawful Rate (hereinafter defined) would thereby be exceeded in which event, to the extent necessary to avoid exceeding the Highest Lawful Rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable 365 or 366 calendar year in which such interest accrued. The term "Loan Year" as used in this Note shall mean each complete twelve (12) month period after the first day of the first full calendar

                                   - 1 -
320754.1 (Benchmark Note)
month following the date hereof (or the date hereof if the date hereof is the first day of a calendar month).
                                  2. INTEREST

      The term "Applicable Interest Rate" as used in the Security Instrument (defined below) and this Note shall mean a rate per annum from the date of this Note through and including the Maturity Date of the lesser of nine and one-quarter percent (9.25%) or the Highest Lawful Rate. The term "Highest Lawful Rate" as used herein shall mean, on any day, the maximum nonusurious interest rate stated on a per annum basis that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Debt (defined below) under applicable federal or Texas law, whichever permits the Highest Lawful Rate that are presently in effect or, to the extent allowed by law, under such applicable laws that may hereafter be in effect and that allow a higher maximum nonusurious interest rate than applicable laws now allow. On each day, if any, that Chapter 1 of the Texas Credit Code establishes the Highest Lawful Rate, the same shall be the "Indicated Rate Ceiling" as defined herein.

                          3. DEFAULT AND ACCELERATION

      (a) The whole of the principal sum of this Note, (b) interest, default interest, late charges and other sums, as provided in this Note, the Security Instrument or the Other Security Documents (defined below), (c) all other monies agreed or provided to be paid by Borrower in this Note, the Security Instrument or the Other Security Documents, (d) all sums advanced pursuant to the Security Instrument to protect and preserve the Property (defined below) and the lien and the security interest created thereby, and (e) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender (all the sums referred to in (a) through (e) above shall collectively be referred to as the "Debt") shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid prior to the tenth
(10th) day after the date when due or on the Maturity Date or on the happening of any other default, after the expiration of any applicable notice and grace periods, herein or under the terms of the Security Instrument or any of the Other Security Documents (collectively, an "Event of Default").

                              4. DEFAULT INTEREST

      Borrower does hereby agree that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate equal to the lesser of (a) five percent (5 %) plus the Applicable Interest Rate and (b) the Highest Lawful Rate (the "Default Rate"). The Default Rate shall be computed from the

                                   - 2 -
320754.1 (Benchmark Note)
occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

                                 5. PREPAYMENT

      (a) The principal balance of this Note may not be prepaid in whole or in part prior to the sixth Loan Year. During the sixth Loan Year or any time thereafter, provided no Event of Default exists, the principal balance of this Note may be prepaid in whole, or in part, upon but not less than thirty (30) days and not more than forty (40) days prior written notice to Lender specifying the date on which prepayment is to be made (the "Prepayment Date") and upon payment of (i) accrued interest to and including the Prepayment Date together with a payment of all interest which would have accrued on the principal balance of this Note to and including the first day of the calendar month immediately following the Prepayment Date, if such prepayment occurs on a date which is not the first day of a month (the "Shortfall Interest Payment"), (ii) (A) in the event of a partial prepayment, all other sums then due under this Note, the Security Instrument and the Other Security Documents, and (B) in the event of a prepayment in whole, all other sums due under this Note, the Security Instrument and the Other Security Documents, and (iii) the Prepayment Consideration (defined below). Notwithstanding the foregoing, Borrower shall have the additional privilege to prepay the entire principal balance of this Note during the sixty (60) calendar days immediately preceding the Maturity Date without any fee or consideration for such privilege provided (i) no Event of Default exists,
(ii) written notice of such prepayment is given by Borrower to Lender in the manner set forth above and (iii) Borrower shall be required to make the Shortfall Interest Payment, if applicable.

      (b) The term "Prepayment Consideration" shall mean an amount equal to the present value of a series of payments each equal to the Payment Differential (hereinafter defined) and payable on the first day of each month ("Monthly Payment Date") from the date of prepayment through and including the Maturity Date discounted at the Reinvestment Yield (hereinafter defined) (monthly compounding) for the number of months remaining from the date of prepayment to each such Monthly Payment Date. The term "Reinvestment Yield" as used herein shall be equal to the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to, but not earlier than, the Maturity Date with such yield being based on the bid price for such issue as published in The Wall Street Journal in New York City, New York on a date fourteen ( 14) days prior to the date of prepayment set forth in the prepayment notice (or, if such bid price is not published on that date, the next preceding date

                                   - 3 -
320754.1 (Benchmark Note)
on which such bid price is so published and converted to a monthly compounded nominal yield. In the event The Wall Street Journal ceases publication or ceases to publish the bid price for such U.S. Treasury issues, Lender shall select a comparable publication to determine such bid price. Absent manifest error, the determination of the Reinvestment Yield and the calculation of the Prepayment
Consideration by Lender shall be binding on Borrower. The term "Payment Differential" as used herein shall be equal to the product of (y) a fraction, the numerator of which is the excess, if any, of a per annum interest rate equal to the Applicable Interest Rate over the Reinvestment Yield (expressed as a decimal percentage), and the denominator of which is 12, and (z) the portion of the principal balance of this Note being prepaid on the Prepayment Date.

      (c) If any notice of prepayment is given under this Section 5, the principal balance of this Note and the other sums required under this prepayment section shall be due and payable on the Prepayment Date. Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by the prepayment fees and the Prepayment Consideration due in connection therewith: Notwithstanding anything contained in this Section 5 to the contrary, provided no Event of Default exists, no prepayment fee shall be due in connection with a complete or partial prepayment resulting from the application of insurance proceeds or condemnation awards pursuant to Sections
3.3 and 3.6 of the Security Instrument, but Borrower shall be required to make the Shortfall Interest Payment, if applicable.

      (d) If following the occurrence of any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy the entire Debt at any time prior to a judicial or nonjudicial foreclosure sale or sale pursuant to a power of sale of any Property and prior to the time prepayment of the principal balance of this Note is permitted hereunder, Borrower shall, in addition to the entire Debt, also pay to Lender an amount equal to the sum of (i) interest calculated as set forth in Subsection 5(a)(i) including the Shortfall Interest Payment, (ii) prepayment fees equal to the present value of all interest payments which would have accrued on the principal balance of this Note outstanding as of the date of such tender at the Applicable Interest Rate from the date of such tender to the first day prepayment is permitted pursuant to this Note discounted at a rate equal to the Treasury Rate based on U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the date upon which prepayment is first permitted pursuant to this Note, and (iii) a prepayment consideration equal to the Prepayment Consideration which would have been payable to Lender pursuant to Subsection 5(a)(iii) as of the first day of the sixth Loan Year based on the Treasury Rate in effect as of the date of such tender. If at the time of such voluntary or involuntary prepayment of this Note, prepayment of the principal balance of the Loan is permitted, Borrower shall, in addition to the entire Note, also pay to Lender the Shortfall Interest Payment, and the applicable prepayment fees and the Prepayment Consideration set forth in Subsection 5(b) above. An involuntary prepayment shall include any prepayment made in connection with reinstatement of the Security Instrument under foreclosure

                                   - 4 -
320754.1 (Benchmark Note)
proceedings, or exercise of a power of sale, any right of redemption exercised by Borrower or any other party having a right to redeem or prevent foreclosure, or which is made or occurs upon the consummation of any sale in foreclosure or under exercise of a power of sale.

      (e) Any permitted partial prepayments may be made only in multiples satisfactory to Lender. Any permitted partial prepayment shall be applied to the installments of principal last due under this Note and shall not release Borrower from the obligation to pay the installments of interest and/or principal next becoming due under this Note.

                                  6. SECURITY

      This Note is secured by the Security Instrument and the Other Security Documents. The term "Security Instrument" as used in this Note shall mean the Deed of Trust and Security Agreement dated the date hereof in the principal sum of $3,800,000.00 given by Borrower to (or for the benefit of) Lender covering the fee estate of Borrower in certain premises (the "Property") located in Harris County, State of Texas, and other property, as more particularly described therein and intended to be duly recorded in said County. The term "Other Security Documents" as used in this Note shall mean all and any of the documents other than this Note or the Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of this Note. Whenever used. the singular number shall include the plural, the plural number shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

      All of the terms, covenants and conditions contained in the Security Instrument and the Other Security Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

                              7.  SAVINGS CLAUSE

      It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under any such applicable law, then, and in that event, notwithstanding anything to the contrary in this Note, or in any other instrument or agreement entered into in connection with or as security for this Note, whether now existing or hereafter arising and whether written or oral, it is agreed as follows:

            (i) the aggregate of all interest and any other charges constituting interest, or adjudicated as constituting interest, and that is contracted for, charged or received under this Note, or under any of the aforesaid instruments or agreements or otherwise in connection with this Note (whether designated as interest, fees, late charges, payments or otherwise) shall under no circumstances exceed the maximum amount of interest permitted by any such applicable law and

                                   - 5 -
320754.1 (Benchmark Note)
any excess shall be canceled automatically and, if theretofore paid, shall be credited on this Note by Lender (or, if this Note has been paid in full, refunded to Borrower); and

            (ii) in the event that the maturity of this Note is accelerated by reason of an Event of Default under this Note, or otherwise, including, but not limited to voluntary prepayment by Borrower, then such consideration that constitutes interest may never include more than the maximum rate of interest permitted by any such applicable law computed from the dates of each advance of the loan proceeds outstanding until payment. If from any circumstance Lender shall ever receive interest or any other charges constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by such applicable law shall be applied to the reduction of the principal amount owing on this Note or on account of any other principal indebtedness of Borrower to Lender, and not to the payment of interest. If such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, the amount of such excessive interest which exceeds the unpaid balance of principal hereof and such other indebtedness shall be refunded to Borrower.

      All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate or amount of interest on account of any such indebtedness is uniform throughout the term thereof and does not exceed the applicable usury ceiling.

                                8. LATE CHARGE

      If any sum payable under this Note is not paid prior to the tenth (10th) day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5 %) of the unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment and the amount shall be secured by the Security Instrument and the Other Security Documents.

                               9. NO ORAL CHANGE

      This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                        10. JOINT AND SEVERAL LIABILITY


                                   - 6 -
320754.1 (Benchmark Note)

      If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

                                  11. WAIVERS

      Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind, except as set forth in the following paragraph hereof. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument or the Other Security Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instrument or the Other Security Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note the Security Instrument or the Other Security Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership which may be set forth in the Security Instrument or any Other Security Document.)

      Notwithstanding the foregoing, Borrower shall be entitled to the notices and cure periods as set forth in Section 10.1 of the Security Instrument.

                                 12. TRANSFER

      Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Security Instrument and the Other Security Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from

                                   - 7 -
320754.1 (Benchmark Note)
any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                          13. WAIVER OF TRIAL BY JURY

      BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                                14. EXCULPATION

      (a) Except as otherwise provided herein, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Security Instrument or the Other Security Documents by any action or proceeding wherein a money judgment shall be sought against Borrower or its partners, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Note, the Security Instrument, the Other Security Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by this Note, the Security Instrument and the Other Security Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower or its partners only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Note and the Security Instrument, agrees that it shall not, except as otherwise provided in Section 11.10 of the Security Instrument, sue for, seek or demand any deficiency judgment against Borrower or its partners in any such action or proceeding, under or by reason of or under or in connection with this Note, the Other Security Documents or the Security Instrument. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Other Security Documents or the Security Instrument; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iii) impair the rights of Trustee (as defined in the Security Instrument) and Lender from exercising their right to sell the Property pursuant to the power of sale granted in the Security Instrument; (iv) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with this Note, the Security Instrument, or the Other Security
Documents; (v) impair the right of Lender to obtain the appointment of a receiver; (vi) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (vii) impair the right of Lender to enforce the provisions of Sections 13.2, 13.3 and 13.4 of the Security Instrument.

                                   - 8 -
320754.1 (Benchmark Note)

      (b) Notwithstanding the provisions of this Section 14 to the contrary, Borrower shall be personally liable to Lender for the Losses (as defined in the Security Instrument) it incurs due to: (i) fraud or intentional misrepresentation by Borrower, its partners or Guarantor (as deemed in the Security Instrument) or any of their respective employees, officers, directors or counsel, or by the appraiser, the environmental consultant or the engineering company who have prepared and delivered to Lender, respectively, the appraisal, the Environmental Report (as defined in the Security Instrument) and the engineering report in connection with the execution and the delivery of this Note, the Security Instrument or the Other Security Documents; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after written notice to Borrower of the occurrence of an Event of Default; (iii) Borrower's misapplication or misappropriation of tenant security deposits or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to pay Taxes (as defined in the Security Instrument), Insurance Premiums (as defined in the Security Instrument), Other Charges (as defined in the Security Instrument) (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of the Security
Instrument), charges for labor or materials or other charges at the time of foreclosure that can create liens on the Property; (vi) Borrower's failure to return or to reimburse Lender for all Personal Property (as defined in the Security Instrument) taken from the Property by or on behalf of Borrower and not replaced with Personal Property of the same utility and of the same or greater value; (vii) any act of actual waste or arson by Borrower, any principal, affiliate or general partner thereof or by any Indemnitor (as defined in the Security Instrument) or Guarantor; (viii) any fees or commissions paid by Borrower to any principal, affiliate or general partner of Borrower, any Indemnitor or any Guarantor in violation of the terms of this Note, the Security Instrument or the Other Security Documents; or (ix) Borrower s failure to comply with the provisions of Section 4.2 or 7.1, or Article 12 or 13 of the Security Instrument.

      (c) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect (1) in the event of Borrower's default under Section 3.11, 4.3, 8.1, 8.2, 8.3 or 8.4, of the Security Instrument, (2) if the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding, or (ii) an involuntary bankruptcy or insolvency proceeding which has not been instituted by Lender and which is not dismissed within ninety (90) days of filing or (3) if an Event of Default described in Subsection 10.1(a), (b), (c), (o) or (t) of the Security Instrument occurs and continues and Lender, its affiliate or designee fails to obtain title to the Property pursuant to an exercise of a power of sale, a consensual foreclosure or a conveyance in lieu of foreclosure, within one hundred and eighty (180) days of notice to Borrower from Lender or its agent of such Event of Default by reason of Borrower's or any Guarantor's impeding or restricting any action to enforce the Security Instrument or failing to deliver to Lender, its affiliate or designee a deed to the Property in lieu of foreclosure which conveys title to the Property free and clear of all liens, encumbrances and other title exceptions other than those, if any, to which the Security Instrument is subject and subordinate.


                                   - 9 -
320754.1 (Benchmark Note)

      (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Security Instrument or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Note, the Security Instrument and the Other Security Documents.
                                 15. AUTHORITY

      Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Security Instrument and the Other Security Documents and that this Note, the Security Instrument and the Other Security Documents constitute valid and binding obligations of Borrower.

                              16. APPLICABLE LAW

      This Note shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with applicable federal law and the laws of the State of New York, without reference or giving effect to any choice of law doctrine.

                          17. VENUE AND JURISDICTION

      Borrower agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Note. In furtherance of such agreement, Borrower hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Borrower in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon Borrower by registered or certif~ed mail to, or by personal service at, the last known address of Borrower, whether such address be within or without the jurisdiction of any such court. Borrower hereby agrees that the venue of any litigation arising in connection with the indebtedness, or in respect of any of the obligations of Borrower under this Note, shall, to the extent permitted by law, be in New York County.

                               18. COUNSEL FEES

      In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

                                  19. NOTICES

                                   - 10 -
320754.1 (Benchmark Note)

      All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail. postage prepaid, addressed as follows:

      If to Borrower:   PFL-290 Limited Partnership
                        6800 Texas Commerce Tower
                        Houston, Texas 77002
                        Attention: Mr. Joseph W.Peacock and Mr. Thomas V. Grieco
                        Facsimile No.: (713) 222-1614

      With a copy to:   Liddell, Sapp, Zivley, Hill & Lagoon, L.L.P.
                        600 Travis, 32nd Floor
                        Houston, Texas 77002
                        Attention: Stephen Jacobs, Esq.
                        Facsimile No.:  (713) 223-3717

      If to Lender:     RFG Financial, Inc.
                        767 Fifth Avenue, 28th Floor
                        New York. New York 10153
                        Attention: Mr. Barry E. Breeman
                        Facsimile No.: (212) 421-4630

      With a copy to:   Thacher Proffitt & Wood
                        Two World Trade Center
                        New York, New York 10048
                        Attention: Joseph Philip Forte, Esq.
                        Facsimile No.: (212) 912-7751

or addressed as such party may from time to time designate by written notice to the other parties.

      Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

      "Business Day" shall mean a day upon which commercial banks are not authorized or required by law to close in New York, New York.


                                   - 11 -
320754.1 (Benchmark Note)

                             20.  ENTIRE AGREEMENT

THIS NOTE, THE SECURITY INSTRUMENT AND THE OTHER SECURITY DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE LENDER AND THE OTHER RESPECTIVE PARTIES HERETO AND THERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF. Borrower has duly executed this Note as of the day and year first above written.

                      PFL-290 LIMITED PARTNERSHIP, a Texas
                               limited partnership

                                    By:   UNITEG PFL-290, INC., a Texas
                                          corporation and its general partner



                                          By: /s/ Joseph W. Peacock
                                                Joseph W. Peacock
                                    President





Pay to the order of



without recourse

RFG FINANCIAL, INC.,
 a New York corporation


By: /s/ Barry E. Breeman
      Barry E. Breeman

                                   - 12 -
320754.1 (Benchmark Note)

      President

                                   - 13 -
320754.1 (Benchmark Note)

STATE OF TEXAS          )
                        )
COUNTY OF HARRIS        )

      This instrument was acknowledged before me on July 28, 1995, by JOSEPH W. PEACOCK, president of UNITEG PFL-290 INC., a Texas corporation which is the sole general partner of PFL-290 LIMITED PARTNERSHIP, a Texas limited partnership, on behalf of said corporation and said limited partners.



                                /s/ Donna L. Egan
                                                Notary Public in and
                                                for the State of Texas

My Commission expires:


      9/24/96                             Donna L. Egan
                              Print Name of Notary


                                   - 14 -
320754.1 (Benchmark Note)